SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 26, 2003

                               Levi Strauss & Co.
             (Exact name of registrant as specified in its charter)


        DELAWARE                     333-36234              94-0905160
(State of Incorporation)     (Commission File Number)      (IRS Employer
                                                         Identification Number)

           1155 Battery Street
        San Francisco, California                            94111
(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (415) 501-6000


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ITEM 9.  REGULATION FD DISCLOSURE.

     Attached hereto as Exhibit 99 is a copy of Levi Strauss & Co.'s press release dated June 26, 2003 titled "Levi Strauss & Co. Announces Second-Quarter 2003 Financial Results." Levi Strauss & Co. is furnishing this release pursuant to Items 9 and 12 of Form 8-K.

ITEM 7.  EXHIBIT.

99        Press Release dated June 26, 2003.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 26, 2003
                           LEVI STRAUSS & CO.


                           By /s/ William B. Chiasson
                              -----------------------
                              William B. Chiasson
                              Title:  Senior Vice President and
                                      Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number               Description
--------------               -----------

99                           Press Release dated June 26, 2003